SHORT-TERM INVESTMENTS	12 Months Ended
Dec. 31, 2015
Short-term Investments [Abstract]
SHORT-TERM INVESTMENTS
4.	SHORT-TERM INVESTMENTS

The short-term investments as of December 31, 2014 and 2015 were as follows:

	As of December 31,
	2014	2015
Loan receivables from franchisees	6,904	16,955
Loan receivables from other entities	19,711	9,853
HMIN	—	506,407
Total	26,615	533,215

Since April 2014, the Group entered into entrusted loan agreements with certain franchisees with the typical terms to be two to three years and annual interest rates ranging from 8.0% to 8.5%, among which with due date within 12 months were classified as short-term investments. The Group recognized RMB184 and RMB1,124 interest income for the short-term parts of the loans in 2014 and 2015, respectively.

Loan receivables from other entities represents the loans the Company lent to other unrelated private entities with the annual interest rates ranging from 0%~12% with the due date within 12 months. The Group recognized RMB91 and RMB2,273 interest income for the loans in 2014 and 2015, respectively.

In 2015, the Group purchased 2,282,951 ADS of HOMEINNS HOTEL GROUP ("HMIN"), a hotel chain listed in NASDAQ in the USA, from open market for consideration of RMB434,811. As of December 2015, the Group holds approximately 4.7% of HMIN’s total outstanding shares. Given the level of investment, the Group accounts for its investment in HMIN as “available-for-sale” and measured the fair value at every period end. The unrealized holding gains and losses for available-for-sale securities are reported in other comprehensive income until realized. As of December 31, 2015, the Group recorded the investment in HMIN at the fair value of RMB506,407, with the fair value increase of RMB46,617 recorded to other comprehensive income.